1 2010 Barclays Capital Back-To-School Consumer Conference Presentation September 8, 2010 Exhibit 99.2

2 Cliff Fleet Vice President Investor Relations Altria Client Services

Safe Harbor Statement
Statements in this presentation that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement other than in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Cautionary Factors that May Affect Future Results” in the Company’s 2009
Annual Report and its Quarterly Report on Form 10-Q for the quarter ended June 30,
2010.
Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are shown at the end of this slide show presentation and are available on the Company’s website at www.altria.com.

4 Dave Beran EVP and Chief Financial Officer Altria Group, Inc.

Dave Beran EVP and Chief Financial Officer, Altria
Craig Johnson EVP, Altria
Marty Barrington EVP, Chief Compliance & Administrative
Officer, Altria
Murray Garnick SVP of Litigation, ALCS
Altria’s Executive Management

6 Today’s Remarks Altria’s plans to continue delivering superior shareholder returns Why we believe Altria continues to be a compelling investment

Economic Conditions
Unemployment Rate Consumer Confidence
54
77
0
200
Jan-93 Aug-10
9.6
7.3
0
11
Jan-93 Aug-10
Source: U.S. Department of Labor Bureau of Labor Statistics.  Blue Chip Economic Indicators: The Conference Board

S&P 500’s Total Shareholder Return
*
* Assumes reinvestment  of dividends
(March 28, 2008 – August 31, 2010)
Source: Bloomberg; 2010 YTD through Aug 31, 2010; Post PMI Spin-off Mar 28, 2008 vs. Aug 31, 2010
(4.6%)
(36.6%)
(15.6%)
25.9%
2008 2009 2010 YTD Post PMI spin-off

S&P 500 Companies’ Dividends 9 Source: FactSet; Dividend paying companies at Mar 28, 2008 vs. Aug 31, 2010

Acquisitions of Middleton and UST
Restructuring the internal functions of Altria’s companies
Largest federal excise tax increase in history on tobacco products in April 2009
FDA regulatory oversight over tobacco products
Tobacco litigation environment
Altria’s Business Environment

Altria’s Adjusted Earnings Per Share Growth
Adjusted Diluted EPS* Growth
Source: Altria company reports
* For reconciliation of non-GAAP to GAAP numbers visit www.altria.com.  EPS = Earnings per share.
10.0%
6.1%
7% to 9%
2008 2009 2010 Estimate

Altria’s Dividend Increases Since PMI Spin-off
Source: Altria company reports
+31%
* Annualized rate
Note: 2008 annualized dividend rate is based on $0.29 per common share, declared May 28, 2008
2010 annualized dividend rate is based on $0.38 per common share, declared Aug 27, 2010
2.9%
6.3%
10.3%
$1.52
8.6%
$1.16
$0.50
$1.75
2008 Aug-08 Aug-09 Feb-10 Aug-10 2010
*
*

Altria Delivered Superior Returns to Shareholders
* Assumes reinvestment of dividends as of Aug 31, 2010
Source: Bloomberg Daily Return (Mar 28, 2008 – Aug 31, 2010)
Total Shareholder Return*
(Since PMI Spin-off)
11.1%
14.9%
(15.6%)
Altria S&P 500 S&P Food, Beverage &
Tobacco

Company Name
Market Cap.
(in Bil.)
TSR
(%)
1 Altria Group, Inc. $40.7 39.1
2 Coca-Cola Co $132.1 29.5
3 Kellogg Co $20.2 24.6
4 General Mills Inc $23.3 19.5
5 Philip Morris Int'l Inc $91.8 15.9
2009
Source: Bloomberg Monthly Return; 2010 YTD through Aug 31, 2010; Bloomberg Yearly Return; 2009 full-year
Total Shareholder Return
Note : Food, Beverage & Tobacco companies with a market capitalization greater than $20 billion as of Aug 31, 2010
Company Name
Market Cap.
(in Bil.)
TSR
(%)
Altria Group, Inc. $46.5 17.7
Kraft Foods Inc $52.2 12.3
Philip Morris Int'l Inc $94.1 9.1
PepsiCo Inc $102.1 7.1
General Mills Inc $23.5 4.4
YTD 2010

Four strong brands of our tobacco operating companies
Superior brand-building infrastructure
Financial discipline with solid cost management
Strong balance sheet with a commitment to return cash to
shareholders in the form of dividends
Altria’s Competitive Advantages

16 This space is blank because brand images which appeared in the original presentation have been removed.

17 ’s Source: CATTS Database (12mm ending June 2010) Marlboro Adult Tobacco Demographics 25% 50% Overall Share 21 - 29 30 - 39 40 - 49 50+

’s Marlboro Retail Share 18 Source: Maxwell; Shipments; IRI/Capstone – Total Retail Panel; IRP SymphonyIRI Group/Capstone Projected Retail Panel

19 Source: IRP SymphonyIRI Group/Capstone Projected Retail Panel Marlboro Non-Menthol Retail Share (2Q 2010) 36.9% 31.9% Marlboro Non-Menthol Next 50 Non-Menthol Brands

20 This space is blank because brand images which appeared in the original presentation have been removed.

+2.1pp
Source: IRP SymphonyIRI Group/Capstone Projected Retail Panel
Marlboro
Non-Menthol
Retail Share of
Non-Menthol Segment
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brand images which
appeared in the original
presentation have been
removed.
50.2%
52.3%
45%
55%
2Q 2009 2Q 2010

22 This space is blank because brand images which appeared in the original presentation have been removed.

Marlboro
Menthol
Retail Share of Menthol Segment
13.7%
14.4%
16.1%
18.0%
18.3%
19.4%
20.1%
2Q 04 2Q 05 2Q 06 2Q 07 2Q 08 2Q 09 2Q 10
Source: IRI/Capstone Projected Retail Panel Database, 2004 – 2007; IRP SymphonyIRI Group/Capstone Projected Retail Panel, 2008 - 2010

24 This space is blank because brand images which appeared in the original presentation have been removed.

25 Source: CATTS Database (12mm ending June 2010) ’s Adult Tobacco Demographics 15% 30% Overall Share 21 - 29 30 - 39 40 - 49 50+ Copenhagen

Smokeless Products Flavor Segments’ Retail Share 26

27 This space is blank because brand images which appeared in the original presentation have been removed.

’s Retail Share
Retail Share
+2.3pp
Source: SymphonyIRI Group InfoScan Smokeless FDMXC Database
This space is blank because
brand images which
appeared in the original
presentation have been
removed.
23.3%
25.6%
1H 2009 1H 2010
Copenhagen

Skoal
Strengths
’s
Number one smokeless brand among adult dippers ages 21-29
Number one smokeless brand among adults who use both MST
and cigarettes
Number one MST brand in the fast growing pouch segment
The smokeless brand with the highest brand loyalty among adult dippers
Strong brand equity in the wintergreen segment
Source: CATTS Database (12mm ending June 2010); SymphonyIRI Group InfoScan Smokeless FDMXC database

30 This space is blank because brand images which appeared in the original presentation have been removed.

25% of adult cigarette smokers are interested in smokeless
tobacco alternatives to cigarettes
Product opportunity is to provide them an enjoyable, smoke-free tobacco product
We believe the best brand to do this is Marlboro
Smokeless Tobacco Alternatives
Source: Smokeless Tobacco Attitudes and Usage Study [conducted June, 2005 among adult smokers, ages 21+]

32 This space is blank because brand images which appeared in the original presentation have been removed.

33 ’s Adult Tobacco Demographics Source: CATTS Database (I2mm ending June 2010) 10% 40% Overall Share 21 - 29 30 - 39 40 - 49 50+ Black & Mild

34 This space is blank because brand images which appeared in the original presentation have been removed.

35 ’s Retail Distribution Source: SymphonyIRI Group Convenience Cigar Store Level Database Average Number of Packings Per Store +50% 4Q 2007 2Q 2010 Black & Mild

36 Share of Machine-made Large Cigars Segments Source: SymphonyIRI Group InfoScan Cigar Database 2010 FDMC 0% 100% Tipped Cigarillo Untipped Cigarillo Non-Cigarillo Middleton Balance of Industry

Altria’s Tobacco Companies’ New Products
Products Introduced*
* Year of introduction based on national launch date
Source: PM USA, USSTC and Middleton
4
8
14
2008 2009 YTD 2010
Cigarettes
Smokeless
Cigars

Altria’s Tobacco Companies’ New Products
Retail Share
(1H 2010)
Note: Retail share of products introduced by Altria’s tobacco operating companies from 2008 to 1H 2010
0%
7%
Cigarette Category Smokeless Category Cigar Category
Source: SymphonyIRI Group/Capstone IRP Projected Retail Database; SymphonyIRI Group Projected Retail Smokeless & Cigar Databases

Superior Brand-Building Infrastructure
Executes trade programs to grow
Altria's tobacco companies'
businesses and their customers'
businesses
Executes Consumer Engagement
Programs and designs &
communicates retail promotion
plans for Altria’s tobacco
companies

40 This space is blank because brand images which appeared in the original presentation have been removed.

ALS&D Programs
Present brands to adult tobacco consumers in the best
positions
Allocate merchandising space to help brands stay in stock and fresh
Communicate price and promotional offers
Prevent tobacco product access by minors

Altria Sales & Distribution Retail Volume Coverage
Over three million retail
contacts per year
Coverage offers our tobacco
companies reach and speed
to market
Source: STARS OTP Geo Aggregate – Full; ALS&D Internal Estimates
Over
95%

Copenhagen
Product Distribution
Long Cut Wintergreen
Distribution*
Source: STARS OTP Store Level
* Distribution is as % of targeted workload stores with greater than ten industry smokeless cans per week
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brand images which
appeared in the original
presentation have been
removed.
80%
91%
Week 1 Week 2

Altria Sales & Distribution’s Initiatives
Reallocated sales personnel to high volume areas
Implementing a total tobacco merchandising solution
Introducing new information management tools for the trade

45 Altria Consumer Engagement Services Executes adult consumer engagement programs – Build affinity – Loyalty – Brand awareness

46 Altria Consumer Engagement Services Online Websites Events Ranch/Bar 200+ Million Annual Adult Tobacco Consumer Interactions Source: ALCES internal estimates Direct Mail Sweeps & Giveaways

47 ALCES Programs – Online Experience This space is blank because brand images which appeared in the original presentation have been removed.

48 This space is blank because brand images which appeared in the original presentation have been removed.

Altria’s Financial Discipline
Managing costs
– Improves efficiency
– Helps income growth
– Allows resources to be used on brand-building initiatives
Restructured and centralized various internal functions into
Altria Client Services
Making excellent progress against the cost reduction program

Altria’s Cost Management Program
Source: Altria company reports
($ in Millions)
$290 $1,500
$1,210
$0
$1,500
2007 - 1H 2010 Savings Add. Cost Savings
Expected by the end of
2011
Total Cost Savings
Expected by the end of
2011

Adjusted OCI* Margin
(2007 – 2009)
Cigarette Manufacturers’ Margins
Adjusted OCI* Margin
(1H 2009 – 1H 2010)
* For reconciliation of non-GAAP to GAAP numbers visit www.altria.com
1.7pp
0.4pp
0.9pp
PM USA RJRT Lorillard
4.0pp
3.0pp
1.0pp
PM USA RJRT Lorillard
Source: Altria company reports, Lorillard, Inc. and Reynolds American Inc. company reports, and ALCS estimates. Adjusted OCI for RJRT is reported income plus reported amortization expense and one-time reported implementation, asset impairment and exit costs of $27 million in the first-half of 2010. Adjusted OCI for Lorillard is reported operating income, plus $66 million in reported one time legal expenses in 2007. Adjusted OCI margins is adjusted OCI divided by reported net revenue excluding FET.

Smokeless Segment’s Costs
Adjusted Costs Per Can*
Source: 1H 2008: UST Inc.; 1H 2009 & 2010: Altria company reports
* For reconciliation of non-GAAP to GAAP numbers visit www.altria.com. Adjusted Costs Per Can for 1H 2009 & 1H 2010 include MST and Snus
$1.01
$0.96
$0.89
$0.80
$1.05
1H 2008 1H 2009 1H 2010

53 Smokeless Segment’s Adjusted OCI Margins* Source: UST and Altria company reports * For reconciliation of non-GAAP to GAAP numbers visit www.altria.com ~56% ~56% 2007 2Q 2010

Strong Balance Sheet
Protects the company’s investment grade credit rating
Preserves access to the capital markets for short- and long-
term debt
Secures the cash flow generated by the operating companies
Sustains our ability to grow earnings and dividends over time

Benefits of a Strong Balance Sheet
Strong balance sheet helped Altria make ~$1 billion payment
to the IRS in July 2010
– ~$945 million of this payment is associated with the
disallowance of certain leverage leasing transactions
entered into by PMCC in 1996 through 2003
– Intend to contest these disallowances vigorously
Payment did not impact company’s ability to raise 2010 EPS
guidance or increase quarterly dividend
Source: Altria company reports

Altria’s Debt
Debt to EBITDA ratio is in line with peers and under
requirements of covenants
High carrying costs due to timing of financing activities related to UST acquisition
Focus on reducing financing costs

Altria’s Debt Transactions
Retired $775 million in notes with a coupon of 7.125% in 2Q 2010
Issued $800 million in notes with a coupon of 4.125% in 2Q 2010
Issued $200 million in notes with a coupon of 4.125% in 3Q 2010
Decision to refinance or retire future debt depends upon:
– Condition of capital markets
– Interest rates
– Altria’s business needs and conditions and other factors
Source: Altria company reports

Altria’s Economic Interest in SABMiller
Important component of
balance sheet
Maintaining position for the
foreseeable future
Strengthens Altria’s financial
profile
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appeared in the original
presentation have been
removed.

Altria’s Economic Interest in SABMiller
Source: Altria company reports; Bloomberg Closing Stock Price in GBP converted to USD as of Aug 31, 2010.
Market Value
($ in Billions)
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brand images which
appeared in the original
presentation have been
removed.
$3.4
$12.3
$0
$18
Jul-02 Aug-10

Yield Payout Ratios
Source: Bloomberg DVD, Thomson One Financial 2010 FY adjusted EPS Estimates. Payout Ratio and Yield compares Food, Beverage & Tobacco companies with a market capitalization greater than $10 billion as of Aug 31, 2010.  Altria’s stated 80% payout ratio is a target.
Altria’s Dividend
80%
72%
69%
61%
61%
57%
51%
51%
48%
46%
45%
44%
22%
20%
MO
RAI
LO
PM
HNZ
KFT
KO
HSY
GIS
PEP
CPB
K
ADM
CCE
6.8%
6.6%
5.9%
4.5%
3.9%
3.9%
3.1%
3.1%
3.0%
3.0%
3.0%
2.8%
1.9%
1.3%
MO
RAI
LO
PM
HNZ
KFT
KO
GIS
K
PEP
CPB
HSY
ADM
CCE

S&P 500 - Food, Beverage & Tobacco Index
(March 2008 to August 2010)
Source: Bloomberg DVD as of Aug 31, 2010
Dividend Increases
* Philip Morris Int’l calculation is from first declared dividend date 6/18/2008
* Lorillard Inc. calculation is from first declared dividend date 8/21/2008
Companies not shown:
DPS – first dividend declared was 11/20/2009
STZ – no regular dividend (no dividend, only stock splits (last one 2005))
DF – no regular dividend (one special dividend $15 paid 4/2/07)
75%
40%
33%
31%
31%
29%
28%
26%
25%
22%
18%
18%
16%
15%
14%
10%
8%
7%
6%
5%
5%
0%
TAP
GIS
SJM
MO
K
CCE
PEP
PM*
CPB
LO*
HNZ
MKC
KO
ADM
HRL
BF/B
HSY
KFT
RAI
CAG
SLE
TSN

Altria’s 2010 Dividend Increases
Raised dividend twice for a total increase of 11.8% since the end of 2009
– 2.9% in February 2010
– 8.6% in August 2010
All future dividend payments remain subject to the discretion of
Altria’s Board of Directors
Source: Altria company reports

Altria’s Adjusted Diluted EPS Guidance
Mid-term adjusted diluted EPS growth target is 7% to 9%
Altria reaffirms that its 2010 adjusted
*
diluted earnings per
share (EPS) is expected to increase to a range of $1.87 to
$1.91 per share, representing a 7% to 9% growth rate from an adjusted base of $1.75 per share in 2009
* For reconciliation of non-GAAP to GAAP numbers visit www.altria.com.  EPS = Earnings per share.
Source: Altria company reports

Four strong brands of our tobacco operating companies
Superior brand-building infrastructure
Financial discipline with solid cost management
Strong balance sheet with a commitment to return cash to
shareholders in the form of dividends
Altria’s Competitive Advantages

65 Areas Requiring Continuing Focus Business Environment FDA Regulation Tobacco Litigation

66 Business Environment Tobacco volumes Profit pools Competitive environment

Pounds in
Millions
Source: ALCS MICR Industry estimates for cigarettes; TTB all other tobacco segments; cigarettes, small cigars & RYO based on 0.0325 oz./stick [FY 2008]
5 year CAGR (~1%)
Historical Total Tobacco Volume
0
1,100
2004 2005 2006 2007 2008

Tobacco Categories’ 2008 Volume Change
Source: Altria company reports; ALCS MICR estimates
Note: Smokeless is defined as moist smokeless tobacco and spit-less tobacco products
~3%
~7%
(~4%)
Cigarettes Smokeless Machine-made Large
Cigars

Tobacco Categories’ 2009 Volume Change
Source: Altria company reports; ALCS MICR estimates
Note: Smokeless is defined as moist smokeless tobacco and spit-less tobacco products
(~0.5%)
~7%
(~8%)
Cigarettes Smokeless Machine-made Large
Cigars

Tobacco Categories’ Volume Change
2008
2Q 2010
Source: Altria company reports; ALCS MICR estimates
Note: Smokeless is defined as moist smokeless tobacco and spit-less tobacco products
~3%
~7%
(4.0%)
~7%
Grew
Slightly
(4.5%)
Cigarettes Smokeless Machine-made Large
Cigars

*
Altria’s Share of Profit Pool
+9.0pp
* Excludes USSTC
Tobacco Manufacturers’ Profit Pool
Total Profit Pool
($ in Billions)
+5.7%
Source: Altria company reports; ALCS BS&D estimates
$10.6
$11.2
$9.5
$12.5
2007 2009
46%
55%
30%
70%
2007 2009

73 Cigarettes Segment Grow cigarette income while maintaining share momentum on Marlboro Maximize income by expanding margins, while investing where appropriate to enhance long-term profitability

Cigarettes Segment’s Results
Source: Altria company reports
Adjusted OCI*
($ in Billions)
+8.8%
+3.8%
$2.7
$2.8
$2.4
$2.3
$2.9
1H 2008 1H 2009 1H 2010
* For reconciliation of non-GAAP to GAAP numbers visit www.altria.com.

’s
Marlboro
Retail Share
Source: IRP SymphonyIRI Group/Capstone Projected Retail Panel Database
+1.6pp
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brand images which
appeared in the original
presentation have been
removed.
42.8%
41.2%
36%
46%
2Q 2009 2Q 2010

Cigarettes Segment’s Results
+1.7pp
Adjusted OCI* Margins
(Percent)
* For reconciliations of non-GAAP to GAAP numbers visit www.altria.com
0.0pp
PM USA’s
Retail Share
50.2% 50.2%
48%
52%
1H 2009 1H 2010
38.6%
36.9%
35%
40%
1H 2009 1H 2010
Source: Altria company reports; IRP SymphonyIRI Group/Capstone Projected Retail Panel Database

Smokeless Products Segment
Growing volume in-line or slightly ahead of the category’s
growth rate
A retail share point is potentially worth more in income
tomorrow due to category volume growth*
Investing to build category share profitably should grow future segment income
* Assumes the same profits per can/pack

Retail Share
+1.8pp
Smokeless Products’ Results
Adjusted Volume Growth
(2Q 2010)
Source: SymphonyIRI Group InfoScan FDMXC Smokeless Tobacco Database; Altria company reports
~7%
~9%
5%
11%
Smokeless
Category
USSTC & PM
USA combined
54.2%
56.0%
50%
58%
2Q 2009 2Q 2010

79 Smokeless Products’ Results Adjusted OCI* ($ in Millions) * For reconciliation of non-GAAP to GAAP numbers visit www.altria.com Source: Altria company reports +15.0% $339 $390 1H 2009 1H 2010

Cigars Segment
Grow strong position in machine-made large cigar category
behind Black & Mild
A retail share point today is potentially worth more income
tomorrow because of category volume growth*
* Assumes the same profits per cigar

Retail Share
+2.8pp
Black & Mild
’s Retail Share
Source: SymphonyIRI Group InfoScan Cigar Database
This space is blank because
brand images which
appeared in the original
presentation have been
removed.
27.8%
30.6%
25%
33%
4Q 2007 4Q 2009

(1.1)pp
Cigar Segment’s Results
Source: SymphonyIRI Group InfoScan Cigar Database; Altria company reports
Adjusted OCI*
($ in Millions)
+7.2%
* For reconciliation of non-GAAP to GAAP numbers visit www.altria.com
$97
$104
$75
$115
1H 2009 1H 2010
29.1%
28.0%
24%
32%
1H 2009 1H 2010
’s
Black & Mild
Retail Share

Volume
(Case in Millions)
+15.4%
Wine Segment’s 1H 2010 Results
Source: Altria company reports
Adjusted OCI*
($ in Millions)
+20.8%
* For reconciliation of non-GAAP to GAAP numbers visit www.altria.com
$24
$29
$17
$32
1H 2009 1H 2010
2.6
3.0
2.3
3.3
1H 2009 1H 2010

Altria’s Adult Consumer Products Businesses
Successful execution of programs can continue to grow income, despite challenging environment and competitive marketplace
Solid first-half 2010 adjusted operating companies income growth
Remain confident about our ability to continue building our
positions in these profitable segments with our strong premium brands

FDA Regulation
June 2010 marked first anniversary of FDA regulation over
cigarettes and smokeless tobacco
We believe that thoughtfully implemented federal regulation
should benefit tobacco consumers in the long-term
Should contribute to resolving many of the complex issues that surround cigarettes and smokeless tobacco

Altria’s Approach to FDA Regulation
Actively participating in processes established by FDA
PM USA submitted and presented information to the FDA’s
Tobacco Products Scientific Advisory Committee (TPSAC)
Shared our belief that there is no science- or evidence-based reason that would support a TPSAC recommendation to:
– Ban menthol cigarettes
– Impose additional restrictions on them

Litigation Environment
Company continues to face challenging litigation
Successfully managed litigation in the past
Detailed discussion in Altria’s recent Form 10-Q
Vigorously defended claims for decades and intend to continue doing so

88

Non-GAAP Financial Measures
Altria reports its consolidated financial results in accordance with U.S. generally accepted accounting principles (GAAP). Today’s remarks and related slides may contain various operating results on both a reported basis and on an adjusted basis, which excludes items that affect the comparability of reported results.
Altria’s management reviews operating companies income (OCI), which is defined as operating income before corporate expenses and amortization of intangibles, to evaluate segment performance and allocate resources. Altria’s management also reviews OCI, operating margins and earnings per share (EPS) as well as other financial measures on an adjusted basis, which excludes certain income and expense items that management believes are not part of the underlying operations because such items can obscure underlying business trends. Management believes it is appropriate to disclose these measures to help investors analyze underlying business performance and trends. Such adjusted measures are regularly provided to management for use in the evaluation of segment performance and allocation of resources. Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are shown at the end of this slide show presentation and are available on Altria’s website at www.altria.com.

Adjusted OCI for Reporting Segments
Second-Quarter Results
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures
2010 2009 2010 2009* 2010 2009 2010 2009*
Reported OCI 1,450 $    1,426 $    1.7% 198 $       177 $       11.9% 56 $         36 $         55.6% 12 $         9 $           33.3%
Asset Impairment, exit, integration
and implementation costs 45 47 4 35 - 4 - 1
UST acquisition-related costs - - - 1 - - 5 5
Adjusted OCI 1,495 $    1,473 $    1.5% 202 $       213 $       (5.2)% 56 $         40 $         40.0% 17 $         15 $         13.3%
Net Revenues 5,589 $    6,024 $    (7.2)% 390 $       373 $       4.6% 155 $       118 $       31.4% 106 $       94 $         12.8%
Less Excise taxes
1,847 2,052 27 24 55 44 4 5
Net Revenues excluding excise
taxes
3,742 $    3,972 $    (5.8)% 363 $       349 $       4.0% 100 $       74 $         35.1% 102 $       89 $         14.6%
Adjusted OCI Margins 40.0% 37.1% 2.9
pp
55.6% 61.0% (5.4)
pp
56.0% 54.1% 1.9
pp
* Altria acquired UST and its smokeless tobacco and wine businesses on January 6, 2009.  As a result, USSTC and Ste. Michelle's financial results from
January 6 through December 31, 2009 are included in Altria's 2009 segment results for the quarter ended June 30, 2009.
Altria Group, Inc. and Subsidiaries, Selected Financial Data by Reporting Segment for the Quarter ended June 30,
(dollars in millions)
Wine
Second-Quarter Results
Cigarettes Smokeless Products Cigars

Adjusted OCI for Reporting Segments
First-Half Results
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures
2010 2009 2008 2010 2009* 2010 2009 2008 2010 2009*
Reported OCI 2,680 $  2,569 $ 4.3% 2,377 $  8.1% 376 $     175 $     100%+ 103 $     90 $       14.4% 91 $       (1.1)% 19 $       10 $       90.0%
Asset Impairment, exit, integration
and implementation costs 74 84 61 13 151 1 7 3 1 4
UST acquisition-related costs - - - 1 13 - - - 9 10
Adjusted OCI 2,754 $  2,653 $ 3.8% 2,438 $  8.8% 390 $     339 $     15.0% 104 $     97 $       7.2% 94 $       3.2% 29 $       24 $       20.8%
Net Revenues 10,712 $ 9,920 $ 8.0% 9,149 $  8.4% 771 $     671 $     14.9% 290 $     233 $     24.5% 192 $     21.4% 201 $     169 $     18.9%
Less Excise taxes
3,578 2,732 1,650 53 36 103 60 31 8 8
Less Revenues for contract volume
Mfg for PMI
- - 110 - - - - - - -
Adjusted Net Revenues ¹
7,134 $  7,188 $ (0.8)% 7,389 $  (2.7)% 718 $     635 $     13.1% 187 $     173 $     8.1% 161 $     7.5% 193 $     161 $     19.9%
Adjusted OCI Margins 38.6% 36.9% 1.7
pp
33.0% 54.3% 53.4% 0.9
pp
55.6% 56.1% (0.5)
pp
58.4%
Operating Costs² 328 $     296 $
Domestic Smokeless Volume ³ 368.0 308.3
Operating Costs per can 4
0.89 $    0.96 $
¹ Adjusted Net Revenues are net of excise taxes and contract volume manufactured for PMI
²
Adjusted Net Revenues less Adjusted Operating Companies Income
³
Volume is millions of units. 2009 Excludes volume (10.9m cans) from Jan 1 - Jan 6, 2009 shipped by USSTC prior to the UST acquisition
Operating Costs per can is Operating Costs divided by Domestic Smokeless Volume
* Altria acquired UST and its smokeless tobacco and wine businesses on January 6, 2009. As a result, USSTC and Ste. Michelle's financial results from
January 6 through December 31, 2009 are included in Altria's 2009 segment results for the six months ended June 30, 2009.
Altria Group, Inc. and Subsidiaries, Selected Financial Data by Reporting Segment for the First Six Months ended June 30,
(dollars in millions)
Wine
First-Half Results
Cigarettes Smokeless Products Cigars
4

Adjusted OCI for Reporting Segments
Full-Year Results
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures
Smokeless
Products
Wine
2009 2008 2007 2009* 2009 2008 2007** 2009*
Reported OCI 5,055 $       4,866 $       4,511 $       381 $                  176 $      164 $      7 $          43 $
Asset Impairment, exit, integration
and implementation costs 254 166 371 236 9 18 - 9
Provision for Scott Case - - 26 - - - - -
UST acquisition-related costs - - - 15 - - - 21
Adjusted OCI 5,309 $       5,032 $       4,908 $       632 $                  185 $      182 $      7 $          73 $
Net Revenues 20,919 $     18,753 $     18,470 $     1,366 $              520 $      387 $      15 $        403 $
Less Excise taxes
6,465 3,338 3,449 88 162 61 3 17
Less Revenues for contract volume
Mfg for PMI
- 298 - - - - - -
Adjusted Net Revenues¹
14,454 $     15,117 $     15,021 $     1,278 $              358 $      326 $      12 $        386 $
Adjusted OCI Margins 36.7% 33.3% 32.7%
% point change 2009 adjusted OCI
margin versus 2007 adjusted OCI margin
4.0
pp
¹
Adjusted Net Revenues are net of excise taxes and contract volume manufactured for PMI
* Altria acquired UST and its smokeless tobacco and wine businesses on January 6, 2009.  As a result, USSTC and Ste. Michelle's financial results from
January 6 through December 31, 2009 are included in Altria's 2009 segment results for the year ended December 31, 2009.
** Altria acquired John Middleton and its machine-made large cigar business on December 15, 2007.  As a result, John Middleton's financial results from
December 15 through December 31, 2007 are included in Altria's 2007 segment results for the year ended December 31, 2007.
Altria Group, Inc. and Subsidiaries, Selected Financial Data by Reporting Segment for the Years ended
December 31,
(dollars in millions)
Full-Year Results
Cigarettes Cigars

Altria’s Adjusted Diluted EPS
for Years Ended December 31
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures
Change
Reported diluted EPS $1.81 - $1.85 1.54 $               18% to 20%
Asset Impairment, exit, integration and
implementation costs 0.04 0.19
UST acquisition-related costs* 0.01 0.06
SABMiller special items 0.03 -
Tax items
(0.02) (0.04)
Adjusted diluted EPS
$1.87 - $1.91 1.75 $               7% to 9%
* Excludes exit and integration costs
2009 Actual
Full Year
Altria’s Full-Year Earnings Per Share Forecast Excluding Special Items
2007
Reported diluted EPS from continuing
operations 1.54 $               1.48 $               1.48 $
Asset Impairment, exit, integration and
implementation costs
0.19 0.15 0.15
Interest on tax reserve transfers to Kraft
Foods Inc. (Kraft) - - 0.02
Recoveries from airline industry exposure - - (0.06)
Gain on sale of corporate headquarters
building
- (0.12) -
Loss on early extinguishment of debt
- 0.12 -
UST acquisition-related costs* 0.06 0.02 -
SABMiller special items - 0.03 -
Tax items
(0.04) (0.03) (0.09)
Adjusted diluted EPS from continuing
operations
1.75 $               1.65 $               1.50 $
% change in adjusted diluted EPS
from continuing operations versus
prior-year period
6.1% 10.0%
* Excludes exit and integration costs
Altria’s Adjusted Results Excluding Special Items
Full Year
2009 2008
2010 Estimated

Source: Reconciliation between GAAP and non-GAAP financial measures from UST financials
UST LLC Adjusted Operating Profits for Reporting
Segments Full-Year and First-Half Results
First-Half Results
Smokeless
Tobacco
2008
Smokeless Tobacco GAAP
Operating Profit 429.8 $
Antitrust litigation
1.5
Restructuring charges 1.3
Adjusted non-GAAP Operating
Profit
432.6 $
Smokeless Tobacco Net Sales 767.3 $
Operating Costs ¹ 334.7 $
Domestic Smokeless Volume ² 331.9
Operating Costs per can 1.01 $
¹
Net Sales less Adjusted non-GAAP Operating Profit
²
Volume is millions of units
Source: UST Financials
UST LLC, Selected Financial Data by Reporting
Segment for Six Months ended June 30,
(dollars in millions)
Full-Year Results
Smokeless
Tobacco
2007
Smokeless Tobacco GAAP
Operating Profit
715.7 $
Antitrust litigation
137.1
Restructuring charges 8.2
Adjusted non-GAAP Operating
Profit
861.0 $
Smokeless Tobacco net sales 1,546.6 $
Adjusted Operating Margins 55.7%
UST LLC, Selected Financial Data by Reporting
Segment for the Full-Year ended December 31,
(dollars in millions)